DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Maureen A. Buckley
Maureen A. Buckley
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Chairman of the Board, President and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Mary Jane Fortin
Mary Jane Fortin
Director, Chairman of the Board, President and

Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ John R. Hurley
John R. Hurley
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Mario Imbarrato
Mario Imbarrato
Director, Vice President
and Chief Financial Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Brian P. Stricker
Brian P. Stricker
Director and Senior Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director and Senior Group Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Samuel H. Pilch
Samuel H. Pilch
Director and Senior Group Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ John R. Raben, Jr.
John R. Raben, Jr.
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Administrative Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ P. John Rugel
P. John Rugel
Director, Senior Vice President and
Chief Administrative Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company of New York constitutes and appoints Mary Jane Fortin, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Angela K. Fontana
Angela K. Fontana
Director, Vice President, General Counsel
and Secretary

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Senior Vice President and Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-214404, 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Eric K. Ferren
Eric K. Ferren
Senior Vice President and
Controller